PHOENIX DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS

                      Supplement dated January 10, 2000 to
              Statement of Additional Information dated May 1,1999

The disclosure contained in the Statement of Additional Information dated May 1, 1999 is hereby supplemented as described below.

         Under the heading "Brokerage Allocation," insert the following paragraph prior to the last paragraph in that section on page 18:

                  The Adviser may use its broker/dealer affiliates, or other firms that sell shares of the Portfolios, to buy and sell securities for the Portfolios, provided they have the execution capability and that their commission rates are comparable to those of other unaffiliated broker/dealers. Directors of PXP Securities Corp. or its affiliates receive indirect benefits from the Portfolios as a result of its usual and customary brokerage commissions that PXP Securities Corp. may receive for acting as broker to the Portfolios in the purchase and sale of portfolio securities. The investment advisory agreement does not provide for a reduction of the advisory fee by any portion of the brokerage fees generated by portfolio transactions of the Portfolios that PXP Securities Corp. may receive.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.


PXP 3090B/PSC (01/00)